UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  April 16, 2015

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On April 16, 2015, GlaxoSmithKline plc (GSK) and Theravance, Inc. announced the launch of Anoro® (umeclidinium/vilanterol) in Spain following the approval in Europe in May 2014.  Anoro® Ellipta® is indicated as a once-daily maintenance bronchodilator treatment to relieve symptoms in adult patients with chronic obstructive pulmonary disease (COPD).  Anoro® Ellipta® is a combination of two bronchodilators, umeclidinium (UMEC), a long-acting muscarinic antagonist (LAMA) and vilanterol (VI), a long-acting beta2 agonist (LABA), in a single dry powder inhaler, the Ellipta®. The approved dose of UMEC/VI is 55/22mcg. UMEC/VI has been developed under the 2002 LABA collaboration agreement between Glaxo Group Limited and Theravance, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: April 16, 2015	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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